UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 3, 2017

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On March 3, 2017, Vornado Realty Trust, the general partner of Vornado Realty L.P., posted in the “Investor Relations” section of its website at www.vno.com the slides that its senior management will use on March 6, 2016 in connection with its presentation at the Citi 2017 Global Property CEO Conference in Hollywood, Florida.  This Current Report on Form 8-K includes as Exhibit 99.1 those slides.  The information set forth in this Item 7.01 and in those slides is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into filings by Vornado Realty Trust or Vornado Realty L.P. under the Securities Act of 1933.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

99.1             Slides from presentation by senior management of Vornado Realty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Chief Financial Officer and Chief Administrative Officer (principal financial officer)

Date: March 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

	By:	VORNADO REALTY TRUST,
Sole General Partner

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
Title:

Executive Vice Present - Chief Financial Officer and
Chief Administrative Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial officer)

Date: March 3, 2017

Exhibit Index

99.1        Slides from presentation by senior management of Vornado Realty Trust.